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                                             EXHIBIT 23



                      CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
The Toro Company:

We consent to the use of our reports incorporated herein by reference in the Registration Statement on Form S-8.



                                   /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 10, 1996